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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 27, 2000

                                SUPERIOR BANK FSB
(as seller and servicer under the Sale and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-1)



                                SUPERIOR BANK FSB
                               ------------------
               (Exact name of Issuer as specified in its charter)

        United States                 333-83597              36-1414142
-----------------------------        ------------          ---------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)


      One Lincoln Center
      Oakbrook Terrace, Illinois                              60181
      --------------------------                              --------
      (Address of Principal                                   (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (630) 916-4000


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Item 5. Other Events.
        ------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

          (a)   Not applicable

          (b)   Not applicable

          (c)   Exhibits:

          25.1. Statement of eligibility of LaSalle Bank N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.






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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUPERIOR BANK FSB

                                           By: /s/ William C. Bracken
                                               -----------------------
                                           Name:  William C. Bracken
                                           Title: Senior Vice President
                                                  and Chief Financial Officer

Dated: March 27, 2000




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                                  EXHIBIT INDEX


                                             Item 601 (a) of Sequentially
        Exhibit                      Regulation S-K       Numbered
        Number                             Exhibit No.        Description
        ------                             -----------        -----------

        1                                   25.1               Form T-1





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